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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Ameriprise Certificate Company (the "Company") for the quarterly period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William F. Truscott, as Chief Executive Officer of the Company and Brian J. McGrane, as Principal and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ William F. Truscott
-------------------------------------
Name:  William F. Truscott
Title: Chief Executive Officer
Date:  May 7, 2008


/s/ Brian J. McGrane
-------------------------------------
Name:  Brian J. McGrane
Title: Chief Financial Officer
Date:  May 7, 2008